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                                                                    EXHIBIT 10.9

 Differences in Terms and Conditions of Executive Officer Employment Agreements

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                                                                Annual                 Target Bonus
Name of                    Position                             Base                   (as % of Annual
Executive                  of Executive                         Salary                 Base Salary)
---------                  ------------                         ------                 ------------
Gary Anderson              Corporate Vice President,            $270,000                50%
                           Worldwide Operations
                           Technology

Susan Bailey               Corporate Vice President,            $350,000                60%
                           U.S/Canada Sales
                           and Service

James Bartlet              Corporate Vice President             $225,000                40%
                           and Chief Marketing Officer

Jeffrey Dumas              Corporate Vice President             $245,000                45%
                           General Counsel

Karen Niparko              Corporate Vice President             $220,000                45%
                           Chief Administrative Officer

Robert Kocol               Corporate Vice President             $290,000                50%
                           and Chief Financial Officer

Victor Perez               Executive Vice President             $460,000                75%
                           and Chief Operating Officer

Jean Reiczyk               Corporate Vice President             $315,000                45%
                           Solutions Business Group
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